[AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001

                                   [AAL LOGO]
                                   CAPITAL MANAGEMENT CORPORATION
                                   A Subsidiary of AAL

                                   Member- N.A.S.D.


AAL Variable Annuity - Agreement And Authorization
Proposed annuitant                 Application Control Number(s)
                                    V1-_____-__-__
                                    V1-_____-__-__

Agreements

I understand and agree that:


1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor Withdrawal as viewed on the computer screen. Please initial if this statement is applicable.____

The signature below applies to all sections and statements made on this agreement and authorization.

Signed this     day of                    19    at City                State
           -----      -------------------   ---        ---------------      ----

Witnessed by
            -------------------------   ----------------------------------------
               AAL representative       Signature of proposed annuitant
                                        (Parent or guardian if under age 16)


DR code stamp                           ----------------------------------------
                                        Signature of applicant/owner if other
                                        than proposed annuitant




Broker / Dealer Approval - For Home Office Use

Authorized Principal Of AAL Capital Management Corporation


---------------------------------       -------------------
Signature of authorized principal       Date


         VS8025 1994

                               Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other


Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt is void if any check given for payment is not honored.

VS8025 1994
                    -----------------------------------          --------------
                    Signature of AAL representative              Date

[AAL LOGO]                                        [AAL LOGO]
AID ASSOCIATION FOR LUTHERANS                     CAPITAL MANAGEMENT CORPORATION
4321 N. Ballard Road, Appleton, WI 54919-0001     A Subsidiary of AAL

                                                  Member- N.A.S.D.


AAL Variable Annuity - Agreement And Authorization
                                                   Application Control Number(s)
                                                       V1-_____-__-__
                                                       V1-_____-__-__
Proposed annuitant

-------------------------------------------

Agreements - I understand and agree that:

1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).


9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor Withdrawal as viewed on the computer screen. Please initial if this statement is applicable.____



Signed this      day of                    19   at  City               State
           ------      --------------------  ---        ---------------     ----

Witnessed by
            ------------------------------  ------------------------------------
               Licensed AAL representative  Signature of proposed annuitant
                                            (Parent or guardian if under age 16)

DR code stamp
                                            ------------------------------------
                                             Signature of applicant/owner if
                                             other than proposed annuitant



Broker / Dealer Approval - For Home Off ice Use

Authorized Principal Of AAL Capital Management Corporation


------------------------------------         -----------------------
Signature of authorized principal            Date

VS8025MI 1995

                               Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other


Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt is void if any check given for payment is not honored.


-------------------------------------        ------------------
Signature of licensed AAL representative     Date

VS8025MI 1995

                                   [AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001

AAL Variable Annuity - Agreement And Authorization

Proposed annuitant                           Application Control Number(s)
                                                  V1-_____-__-__
----------------------------------                V1-_____-__-__

Agreements
I understand and agree that:

1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. If MCA is selected as a payment method, payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor Withdrawals as viewed on the computer screen.


The signature below applies to all sections and statements made on this agreement and authorization.

Signed this      day of              19    at City                    State
           ------      --------------  ---        --------------------     ----

Witnessed by
            ----------------------------    -----------------------------------
                 AAL representative         Signature of proposed annuitant
                                            (Parent or guardian if under age 16)

DR code stamp
                                            ------------------------------------
                                            Signature of applicant/owner if
                                            other than proposed annuitant


Broker / Dealer Approval - For Home Office Use

Authorized Principal Of AAL Capital Management Corporation


------------------------------------         -----------------
Signature of authorized principal            Date


VS8025MD 8-96

                               Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt Is void if any check given for payment is not honored.


------------------------------------         ------------------
Signature of AAL representative              Date


VS8025MD 8-96

                                   [AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001

                                   [AAL LOGO]
                                   CAPITAL MANAGEMENT CORPORATION
                                   A Subsidiary of AAL

                                   Member- N.A.S.D.


AAL Variable Annuity - Agreement And Authorization

Proposed annuitant                      Application Control Number(s)
                                             V1-_____-__-__
------------------------------               V1-_____-__-__

Agreements

I understand and agree that:


1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor Withdrawal as viewed on the computer screen. Please initial if this statement is applicable.____

The signature below applies to all sections and statements made on this agreement and authorization.

Signed this      day of              19    at City                    State
           ------      --------------  ---        --------------------     ----

Witnessed by
            ----------------------------    -----------------------------------
                 AAL representative         Signature of proposed annuitant
                                            (Parent or guardian if under age 16)


Print or type - AAL agent's name and license id number


                                             -----------------------------------
                                             Signature of applicant/owner if
                                             other than proposed annuitant


Broker / Dealer Approval - For Home Office Use

Authorized Principal Of AAL Capital Management Corporation


---------------------------------       ---------------
Signature of authorized principal       Date


Caution: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree."

VS8025FL 10-95

                                Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt is void if any check given for payment is not honored.


-----------------------------------          ---------------
Signature of AAL representative              Date


VS8025FL 10-95

                                   [AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001

                                   [AAL LOGO]
                                   CAPITAL MANAGEMENT CORPORATION
                                   A Subsidiary of AAL

                                   Member- N.A.S.D.


AAL Variable Annuity - Agreement And Authorization
Proposed annuitant                           Application Control Number(s)
                                                  V1-_____-__-__
-----------------------------------               V1-_____-__-__
Agreements

I understand and agree that:

1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor

For states of AZ, CA, ID, LA,NV, NM, TX, WA, WI, if first beneficiary is not the spouse, the following statement must be read, signed and dated by the spouse:

To Be Read By Proposed Annuitant, ApplicanVOwner It Other Than Proposed Annuitant - Consent Of Spouse In Community/Marital Property States (AZ, CA, ID, LA, NV, NM, TX, WA, WI), or where required (not required in PA), may be required for designation of someone other than a spouse. It is your responsibility to determine whether consent is needed based upon the community/marital property laws in your state. If consent is needed and not obtained, this designation may be contested. If you are legally separated or divorced, attach a copy of the separation agreement or final divorce decree and property settlement.


                                   ------------------------------     ----------
                                   Signature of spouse                Date

The signature below applies to all sections and statements made on this agreement and authorization.


Signed this      day of              19    at City                    State
           ------      --------------  ---        --------------------     ----

Witnessed by
            ----------------------------    -----------------------------------
                 AAL representative         Signature of proposed annuitant
                                            (Parent or guardian if under age 16)

DR code stamp
                                            ------------------------------------
                                            Signature of applicant/owner if
                                            other than proposed annuitant


Broker / Dealer Approval - For Home Off ice Use

Authorized Principal Of AAL Capital Management Corporation


-----------------------------------------    --------------------
Signature of authorized principal            Date


VS8025CP

                                Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt is void if any check given for payment is not honored.


-----------------------------------          ---------------
Signature of AAL representative              Date


VS8025CP

                                   [AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001


AAL Variable Annuity - Agreement And Authorization
Proposed annuitant                      Application Control Number(s)
                                             V1-_____-__-__
--------------------------------             V1-_____-__-__

Agreements

I understand and agree that:

1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor Withdrawal as viewed on the computer screen. Please initial if this statement is applicable.____

The signature below applies to all sections and statements made on this agreement and authorization.

Signed this      day of              19    at City                    State
           ------      --------------  ---        --------------------     ----

Witnessed by
            ----------------------------    -----------------------------------
                 AAL representative         Signature of proposed annuitant
                                            (Parent or guardian if under age 16)

DR code stamp
                                            ------------------------------------
                                            Signature of applicant/owner if
                                            other than proposed annuitant


Broker / Dealer Approval - For Home Off ice Use

Authorized Principal Of AAL Capital Management Corporation


-----------------------------------------    --------------------
Signature of authorized principal            Date


It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulation Agencies.

VS8025CO

                                Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt is void if any check given for payment is not honored.


-----------------------------------          ---------------
Signature of AAL representative              Date


VS8025CO

                                   [AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001

                                   [AAL LOGO]
                                   CAPITAL MANAGEMENT CORPORATION
                                   A Subsidiary of AAL

                                   Member- N.A.S.D.


AAL Variable Annuity - Agreement And Authorization

Proposed annuitant                           Application Control Number(s)
                                                  V1-_____-__-__
--------------------------------                  V1-_____-__-__

Agreements

I understand and agree that:

1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor

For states of AZ, CA, ID, LA,NV, NM, TX, WA, WI, if first beneficiary is not the spouse, the following statement must be read, signed and dated by the spouse:

To Be Read By Proposed Annuitant, ApplicanVOwner It Other Than Proposed Annuitant - Consent Of Spouse In Community/Marital Property States (AZ, CA, ID, LA, NV, NM, TX, WA, WI), or where required (not required in PA), may be required for designation of someone other than a spouse. It is your responsibility to determine whether consent is needed based upon the community/marital property laws in your state. If consent is needed and not obtained, this designation may be contested. If you are legally separated or divorced, attach a copy of the separation agreement or final divorce decree and property settlement.


                              -----------------------------      --------------
                              Signature of spouse                Date

The signature below applies to all sections and statements made on this agreement and authorization.

Signed this      day of              19    at City                    State
           ------      --------------  ---        --------------------     ----

Witnessed by
            ----------------------------    -----------------------------------
                 AAL representative         Signature of proposed annuitant
                                            (Parent or guardian if under age 16)

DR code stamp
                                            ------------------------------------
                                            Signature of applicant/owner if
                                            other than proposed annuitant

Broker / Dealer Approval - For Home Office Use

Authorized Principal Of AAL Capital Management Corporation


-----------------------------------          --------------
Signature of authorized principal            Date

VS8025AZ

                                Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt Is void if any check given for payment is not honored.


-----------------------------------        ------------------
Signature of AAL representative            Date

VS 8025AZ

(On reverse side)
Notice: Upon written request, AAL will provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If for any reason you are not satisfied with our annuity contract, you may return the annuity contract within ten days after the contract is delivered and receive a refund of the accumulated value of the certificate.

                                   [AAL LOGO]
                                   AID ASSOCIATION FOR LUTHERANS
                                   4321 N. Ballard Road, Appleton, WI 54919-0001

AAL Variable Annuity - Agreement And Authorization

Proposed annuitant                           Application Control Number(s)
                                                  V1-_____-__-__
---------------------------                       V1-_____-__-__

Agreements

I understand and agree that:

1. The Application Control Number written above is the same number that was displayed on the computer screen.

2. Once locked into the computer, the statements and answers cannot be changed. Any change can be made only in writing signed by me and received by AAL.

3. I personally reviewed and verified on the computer screen all statements and answers provided to my AAL Capital Management Corporation registered representative, who is also a district representative for AAL, as part of my application. The statements and answers recorded are all true and complete. My AAL representative accurately included all of the church membership information I disclosed before my statements and answers were locked in.

4. I have received and reviewed a current prospectus for the variable annuity and underlying mutual fund.

5. To be eligible for AAL membership and coverage, I must be an AAL member or Lutheran, or my spouse must be Lutheran and either a current AAL member or currently applying for membership.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.


8. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

9. Premium payments will be drawn from the account as listed on the Authorization to Financial Institution to Honor Withdrawal as viewed on the computer screen. Please initial if this statement is applicable.____

The signature below applies to all sections and statements made on this agreement and authorization.

Signed this      day of              19    at City                    State
           ------      --------------  ---        --------------------     ----

Witnessed by
            ----------------------------    -----------------------------------
                 AAL representative         Signature of proposed annuitant
                                            (Parent or guardian if under age 16)

DR code stamp
                                            ------------------------------------
                                            Signature of applicant/owner if
                                            other than proposed annuitant


Broker / Dealer Approval - For Home Office Use

Authorized Principal Of AAL Capital Management Corporation


------------------------------------         -----------------
Signature of authorized principal            Date

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

VA8025AR N10-97

                                Receipt For Payment
Name Of Proposed Annuitant         Received From       Amount         BY:

--------------------------------   -----------------   $------------  -----Check

--------------------------------   -----------------   $------------  -----Other

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt Is void if any check given for payment is not honored.


------------------------------------         ---------------
Signature of AAL representative              Date


VA8025AR N10-97